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                                  EXHIBIT 23.1

                         CONSENT OF PRICE WATERHOUSE LLP



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                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated August 25, 1997 appearing on page F-1 of Aames Financial Corporation's Annual Report on Form 10-K for the year ended June 30, 1997.


/s/ Price Waterhouse LLP

Los Angeles, California
June 23, 1998